SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 13, 2006
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                    International Thoroughbred Breeders, Inc.
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             (Exact name of registrant as specified in its charter)


          Delaware                    0-9624               22-2332039
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  (State or other jurisdiction     (Commission         (I.R.S. Employer
       of incorporation)           File Number)        Identification No.)


  Suite 1300, 1105 N. Market St., PO Box 8985, Wilmington, Delaware, 19899-8985
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               (Address of principal executive offices)(Zip Code)


       Registrant's telephone number, including area code: (302) 427-7599
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                    INTERNATIONAL THOROUGHBRED BREEDERS, INC.
                                AND SUBSIDIARIES


Item 8.01 Other Events

     On March 13, 2006 International Thoroughbred Breeders, Inc. issued a press release attached hereto as Exhibit 99.1 and by this reference incorporated herein, announcing the Company's intent to make a name change.








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                    INTERNATIONAL THOROUGHBRED BREEDERS, INC.
                                AND SUBSIDIARIES



Item 9.01  Exhibit.

         ( c ) Exhibit

     Exhibit 99.1 Press Release, dated March 13, 2006, issued by International Thoroughbred Breeders, Inc.







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                    INTERNATIONAL THOROUGHBRED BREEDERS, INC.
                                AND SUBSIDIARIES



                                   SIGNATURES

     Pursuant to the requirements of the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  INTERNATIONAL THOROUGHBRED
                                  BREEDERS, INC.

                                  By:/s/Francis W. Murray
                                     -------------------------------------
                                        Francis W. Murray
                                        President, Chief Executive Officer


Date: March 13,  2006








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